UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2023

Warner Bros. Discovery, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34177	35-2333914
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

230 Park Avenue South
New York, New York 10003
(Address of principal executive offices, including zip code)

212-548-5555

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Series A Common Stock	WBD	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K, dated January 17, 2023, filed by Warner Bros. Discovery, Inc. (the “Company”) with the Securities and Exchange Commission on January 20, 2023 (the “Original Form 8-K”). The Original Form 8-K reported, among other things, the appointment of Kenneth W. Lowe to fill a vacancy on the Board of Directors of the Company (the “Board”), effective as of April 2, 2023. At the time of the Original Form 8-K, the Board had not yet determined the Board committee assignments for Mr. Lowe. Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Amendment is being filed solely to disclose the Board’s determination of Mr. Lowe’s Board committee assignments.

The disclosure contained in Item 5.02 of the Original Form 8-K is hereby supplemented and amended by the disclosure contained in Item 5.02 of this Amendment. Other than providing the additional information in Item 5.02 below, no other disclosure in the Original Form 8-K is amended by this Amendment.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 21, 2023, the Board appointed Mr. Lowe to serve on the Audit Committee and the Compensation Committee of the Board, each such appointment effective as of April 2, 2023.

Mr. Lowe will be compensated for his services on the Audit Committee and the Compensation Committee of the Board pursuant to the compensation program for non-employee directors described in the Company’s proxy statement dated March 14, 2022 for the Company’s 2022 annual meeting of stockholders, except that his cash retainer for his service as a member of the Compensation Committee will be $20,000, in accordance with the changes implemented by the Board to the compensation program for all non-employee directors following the closing of the acquisition of the WarnerMedia business. Each such cash retainer will be pro-rated based on the effective date of Mr. Lowe’s appointment to such committee of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2023	WARNER BROS. DISCOVERY, INC.

	By:	/s/ Savalle Sims
	Name:	Savalle Sims
	Title:	Executive Vice President and General Counsel